UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2005

GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)
8000 Global Drive	70665
P.O. Box 442, Sulphur, LA	70664-0442
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code:  (337) 583-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01        Entry Into A Material Definitive Agreement

On September 24, 2005, Hurricane Rita struck the Louisiana Gulf Coast causing widespread damage to residential and commercial properties in Southwest Louisiana and Southeast Texas.  The primary residence of our Chief Executive Officer, William J. Dore', was damaged significantly by the hurricane.  Following the hurricane, we entered into a lease agreement for an apartment in Houston, Texas, which provides for a one-year term at a cost of approximately $8,333 per month.  On October 31, 2005, the Compensation Committee of the Board of Directors (the "Compensation Committee") authorized the company to allow Mr. Dore' to use our apartment until his primary residence is repaired or rebuilt.  Mr. Dore' will not be required to make any payments to us in connection with his use of our apartment.

On October 31, 2005, the Compensation Committee of the Board of Directors of Global Industries, Ltd. met and approved changes in compensation with respect to several executive officers.  These changes included new base salaries and equity-based compensation under the Company's 1998 and 2005 plans.  The table below describes the details of the new compensation arrangements.  The terms of the 1998 Equity Incentive Plan and the 2005 Stock Incentive Plan may be found in Global's 2004 Form 10-K under items 10.18 and 10.42, respectively.  The form of the 2005 Restricted Stock agreements is attached as Exhibit 10.1.  The form of the 2005 Stock Options grants is attached as Exhibit 10.2.

Name	Salary	Non-Qualified Options	Incentive Stock Options	Restricted Shares
William J. Dore' Chairman and CEO	500,000	105,000	35,000	64,400
J. Michael Pearson Chief Operating Officer	275,000	47,600	16,000	29,400
James J. Dore' Senior Vice President	235,000	17,900	6,000	11,000
Russell J. Robicheaux Senior Vice President and General Counsel	196,000	15,100	5,100	9,300

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.

Date:    November 4, 2005                   By: /S/ TIMOTHY W. MICIOTTO
                                                            Name: Timothy W. Miciotto
                                                            Title:  Senior Vice President/CFO

EXHIBIT INDEX

Exhibit
            Number                                   Exhibit Description

10.1                                         2005 Restricted Stock Agreement Form

 GLOBAL INDUSTRIES, LTD.

RESTRICTED STOCK AGREEMENT

AGREEMENT made as of the         day of          , 2005 between GLOBAL INDUSTRIES, LTD., a Louisiana corporation (the "Company"), and                ("Employee").

To carry out the purposes of the GLOBAL INDUSTRIES, LTD. 2005 EQUITY INCENTIVE PLAN (the "Plan") and in consideration of services performed by the Employee and the mutual agreements and other matters set forth herein and in the Plan, the Company and the Employee hereby agree as follows:

1.         Issuance of Stock.  The Company, pursuant to the Plan, has granted on, the day of          , 2005 to Employee                shares of the common stock, $.01 par value per share, of the Company ("Stock").  The shares of Stock so granted under the Plan and issued to Employee under this Agreement shall be subject to all the terms, conditions and restrictions set forth in the Plan and this Agreement.

2.         Forfeiture Restrictions.  The shares of Stock issued to Employee pursuant to this Agreement shall not be sold, assigned, pledged, or otherwise transferred (to the extent then subject to the Forfeiture Restrictions), and in the event of the termination of Employee's employment with the Company for any reason, Employee shall be obligated, for no consideration, to forfeit and surrender such shares (to the extent then subject to the Forfeiture Restrictions) to the Company.  The prohibition against transfer and the obligation to forfeit and surrender shares to the Company are herein referred to as the "Forfeiture Restrictions," and the shares which are then subject to the Forfeiture Restrictions are herein sometimes referred to as "Restricted Shares."  The Forfeiture Restrictions shall be binding upon and enforceable against any transferee of Restricted Shares.  The Forfeiture Restrictions shall lapse as to the shares of Stock issued to Employee pursuant to this Agreement in accordance with the following schedule provided that Employee has been continuously employed by the Company from the date of grant through the lapse date:

Percentage of Shares As
                        Lapse                                                               To Which Forfeiture
                        Date                                                                 Restrictions Lapse

Third Anniversary of Date of Grant                                           100%

The Forfeiture Restrictions on all Restricted Shares shall lapse immediately as of the date of the occurrence of a "change of control" (as defined in the Plan) that occurs after the date hereof.  The Restricted Shares shall be held in suspense during any period during which Employee is on an authorized leave of absence from the Company.  Upon Employee's return to employment with the Company following the termination of such leave of absence, Employee may continue to vest in such Restricted Shares in accordance with the provisions set forth herein and in the Plan, provided that the period during which Employee was on an authorized leave of absence shall not be counted.

3.         Shares Received in Reorganization or Stock Split.  The prohibition against the transfer of the shares subject to the Forfeiture Restrictions shall not apply to the exchange of Restricted Shares pursuant to a plan of reorganization of the Company, but the stock or securities received in exchange therefor, and any stock received as a result of a stock split or stock dividend with respect to Restricted Shares, shall also become Restricted Shares subject to the Forfeiture Restrictions.

4.         Endorsement on Certificate.  Each certificate representing Restricted Shares shall be conspicuously endorsed as follows:

The sale, assignment, pledge or other transfer of the shares of stock evidenced by this certificate is prohibited by the terms and conditions of a Restricted Stock Agreement, a copy of which is attached hereto and incorporated herein, and such shares may not be sold, assigned, pledged or otherwise transferred except as provided in such agreement.

5.         Community Interest of Spouse.  The community interest, if any, of any spouse of Employee in any of the Restricted Shares shall be subject to all other terms, conditions and restrictions of this Agreement and the Plan, and shall be forfeited and surrendered to the Company upon the occurrence of any of the events requiring Employee's interest in such Restricted Shares to be so forfeited and surrendered pursuant to this Agreement or the Plan.

6.         Withholding of Tax.  To the extent the issuance of Stock or the lapse of Forfeiture Restrictions results in the receipt of compensation by Employee for tax purposes, the Company shall withhold from any cash compensation then or thereafter payable to Employee any tax required to be withheld by reason thereof.  To the extent the Company determines that such cash compensation is or may be insufficient to fully satisfy such withholding requirement, Employee shall deliver to the Company cash in an amount determined by the Company to be sufficient to satisfy any such withholding requirement.

7.         Tax Election.  If Employee makes the election authorized by section 83(b) of the Internal Revenue Code of 1986, Employee shall submit to the Company a copy of the statement filed by Employee to make such election.

Page Two

Restricted Stock Agreement

8.         Stock Power and Retention of Certificates.  The Company may require Employee to execute and deliver to the Company a stock power in blank with respect to the Restricted Shares and may, in its sole discretion, determine to retain possession of the certificates for shares with respect to which the Forfeiture Restrictions have not lapsed.  The Company shall have the right, in its sole discretion, to exercise such stock power in the event that the Company becomes entitled to shares pursuant to the provisions of Paragraph 2 as a result of a termination of Employee's employment with the Company.  Notwithstanding retention of such certificates by the Company, Employee shall have all rights (including dividend and voting rights) with respect to the shares represented by such certificates.

9.         Government Regulation.  Employee agrees that the shares of Stock that he received in accordance with this Agreement shall not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for issuance of the shares under the Securities Act of 1933, as amended (the "Act") or an applicable exemption form the registration requirements of the Act.  Employee agrees that the shares of Stock which he receives pursuant to the Agreement will not be sold or disposed of in any manner which would constitute a violation of any other applicable securities laws, whether federal or state.

In addition, Employee agrees (i) that the certificates representing the shares of Stock received pursuant to this Agreement may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may instruct its transfer agent, if any, to stop transfer of the shares of Stock received pursuant to this Agreement, and (iii) that the Company may refuse to register the transfer of the Stock on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law.

10.       Binding Effect.  This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

11.       Employment Relationship.  For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, or a parent or subsidiary corporation, partnership or other entity of the Company, or a corporation, partnership or other entity or a parent or subsidiary of such corporation, partnership or other entity assuming or substituting its securities for the Common Stock.  Any questions as to whether and when there has been a termination of such employment shall be determined by the Committee, and its determination shall be final.

12.       Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

GLOBAL INDUSTRIES, LTD.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

BY:___________________________                         _____________________________                     William J. Doré                                                              Name
              CEO and Chairman of the Board
              GLOBAL INDUSTRIES, LTD.

EXHIBIT INDEX

 Exhibit
            Number                                   Exhibit Description

10.2                                         2005 Stock Options Agreement Form

GLOBAL INDUSTRIES, LTD.
Non-Qualified Stock Option Agreement

AGREEMENT made as of ________ between GLOBAL INDUSTRIES, LTD., a Louisiana corporation (the "Company") and _______________ ("Employee").

To carry out the purposes of the GLOBAL INDUSTRIES, LTD. 2005 EQUITY INCENTIVE PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of Common Stock, $.01 par value per share, of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

I.          Grant of Option.  The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of _______________  shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement.  This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

II.         Purchase Price.  The purchase price of Stock purchased pursuant to the exercise of this Option shall be ________________ per share, which has been determined to be not less than 85% of the fair market value of the Stock at the date of grant of this Option.  For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

III.       Exercise of Option.  Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Chief Executive Officer, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

Number of Shares

Vesting Date                                                               That May Be Exercised

                        Grant Date + 1 year (actual date)                                          ####
                        Grant Date + 2 years (actual date)                                         ####
                        Grant Date + 3 years (actual date)                                         ####
                        Grant Date + 4 years (actual date)                                         ####
                        Grant Date + 5 years (actual date)                                         ####

This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during Employee's lifetime.  This Option may be exercised only while Employee remains an employee of the Company and will terminate and cease to be exercisable upon Employee's termination of employment with the Company, except that:

A.    If Employee's employment with the Company terminates by reason of disability (within the meaning of section 22(e)(3) of the Code), this Option shall be fully vested and may be exercised by Employee (or Employee's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) at any time during the period of one year following such termination.

B.    If Employee dies while in the employ of the Company, this Option shall be fully vested and Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death.

C.    If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, unless Employee voluntarily terminates without the written consent of the Company or is terminated for cause, this Option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three‑month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder upon exercise of this Option as of the date Employee's employment so terminates.  For purposes of this Agreement, "cause" shall mean Employee's gross negligence or willful misconduct in performance of the duties of Employee's employment, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

                                                                                                    Non-Qualified Stock Option Agreement

                 This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof.  The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any combination of cash or Stock.  No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock.  Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

IV.                Withholding of Tax.  To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income.  Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Employee upon such exercise.

V.                 Status of Stock.  The company has registered or intends to register for issuance under the Securities Act of 1933, as amended (the "Act") the shares of stock acquirable upon exercise of this option, and intends to keep such registration effective throughout the period this Option is exercisable.  In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available.  The Company intends to use its best efforts to insure that no delay will occur.   In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

Employee agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws, whether federal or state.  Employee also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Administrator of the Plan (as defined in the "Plan") deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

VI.                Employment Relationship.  For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option.  Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, and its determination shall be final.

VII.               Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

VIII.             Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

BY:  ________________________________

    William J. Dore'                                                                     Employee
            CEO and Chairman of the Board
            GLOBAL INDUSTRIES, LTD.